--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
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IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
     BUSINESS INSURANCE GROUP      )   REPORT NUMBER 6               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-Sep-00
                            DEBTOR )                           TO:     30-Sep-00
___________________________________)   _________________________________________
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________

1. Profit and Loss Statement                                   Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopies, etc.              _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sales of Assets                      _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Income                                                    ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                       One Month ended September 30, 2000
                        [Bankruptcy filed April 26, 2000]
                                   [unaudited]

(In thousands)
                                                                                                                     Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------    --------
Revenues:

Commission income                                 $     --      $     --      $    314     $     836      $     --      $  1,150

Net investment income                                   49            32             3           275            --           359
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                       49            32           317         1,111            --         1,509
                                                  --------      --------      --------      --------      --------      --------
Expenses:

Interest expense                                     1,126            --            --            --            --         1,126

Bad debt expense                                        --            --         6,260(A)      9,631(A)         --        15,891

General and administrative
   Other                                               347           798(B)         85           761            --         1,991
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                    1,473           798         6,345        10,392            --        19,008
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion               (1,424)         (766)       (6,028)       (9,281)           --       (17,499)

Income tax (benefit) expense                            --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                          (1,424)         (766)       (6,028)       (9,281)           --       (17,499)

Preferred securities dividends and accretion          (998)           --            --            --            --          (998)

Expenses not related to business operations:
   Legal and Professional Fees                        (560)           --            --            --            --          (560)
   Other non-operating expenses                         --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
                                                    (2,982)         (766)       (6,028)       (9,281)           --       (19,057)

Equity in net income (loss) from subsidiaries      (16,051)      (15,285)           --            --        31,360           24
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $(19,033)     $(16,051)     $ (6,028)     $ (9,281)     $ 31,360      $(19,033)
                                                  ========      ========      ========      ========      ========      ========

(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable. Debtor continues to assert rights of offset and other methods to effectuate collection.

(B) Amount reflects a one-time recording of the full depreciation of Business Insurance Group, Inc.'s assets (i.e. furniture, fixtures & equipment, EDP software, and EDP equipment) on the account of the contemplated transfer of such assets pursuant to the Settlement Agreement entered into on 9/8/2000 between Superior National Insurance Group, Inc., Business Insurance Group, Inc., SN Insurance Services, Inc., SN Insurance Administrators, Inc., and the California Department of Insurance and certain affiliates of Kemper Insurance Group.

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 6
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales Tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A            $0             N/A
State Payroll and Withholding Taxes              N/A            $0             N/A
State Sales and Use Tax                          N/A            $0             N/A
Real Property Taxes                              N/A            $0             N/A
                                         -----------------------------------------------------------

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of September 30, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,282,532                286,657                    --                   --
Overdue  31-60 days                                    108,061                 10,944                    --                   --
Overdue  61-90 days                                     81,162                 50,000                    --                   --
Overdue  91-120 days                                   107,680                  6,982                    --                   --
Overdue  121+ days                                     102,310                 11,093                     1              500,009
                                               --------------------------------------      -------------------------------------
Total                                              $ 1,681,746            $   365,676[A]         $        1          $   500,009
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                     --                    --                   --
Overdue  31-60 days                                         --                     --                    --                   --
Overdue  61-90 days                                         --                     --                    --                   --
Overdue  91-120 days                                    16,227                     --                    --                   --
Overdue  121+ days                                         215                601,265                    --           14,963,854
                                               --------------------------------------      -------------------------------------
Total                                              $    16,442            $   601,265            $       --          $14,963,854
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               9,060,850                894,035                    --                   --
Overdue  31-60 days                                    145,759              1,186,309                    --                   --
Overdue  61-90 days                                    200,321              1,137,987                    --                   --
Overdue  91-120 days                                   248,405                860,784                    --              201,832
Overdue  121+ days                                     193,297              7,084,263                    --              455,792
                                               --------------------------------------      -------------------------------------
Total                                              $ 9,848,632            $11,163,378 [B]        $       --          $   657,624
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,280,660                316,421                    --                   --
Overdue  31-60 days                                     20,231                489,634                    --                   --
Overdue  61-90 days                                     61,702                530,627                    --                   --
Overdue  91-120 days                                    83,644                586,428               201,832                   --
Overdue  121+ days                                      57,998              4,454,087               627,737               98,383
                                               --------------------------------------      -------------------------------------
Total                                              $ 1,504,235            $ 6,377,198 [C]        $  829,569          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              11,624,042              1,497,113                    --                   --
Overdue  31-60 days                                    274,051              1,686,887                    --                   --
Overdue  61-90 days                                    343,185              1,718,614                    --                   --
Overdue  91-120 days                                   455,956              1,454,194               201,832              201,832
Overdue  121+ days                                     353,820             12,150,709               627,739           16,018,038
                                               --------------------------------------      -------------------------------------
Total                                              $13,051,055            $18,507,517            $  829,570          $16,219,870
                                               --------------------------------------      -------------------------------------

[A] Amounts in accounts payable due not include interest due and accrued on bank loan and Trust Preferred Securities.

[B] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

[C] Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

SCHEDULE C
SEPTEMBER 30, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due            Number        Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. /
  Fleet Capital Leasing                   Monthly        $235,337.00                10/01/2000                None      $         --
Citizens Leasing Corporation              Monthly           See BIG's schedule for details
Dell Financial Services                   Monthly        $  8,931.85                10/20/2000                None      $         --
IKON Office Solutions Inc. /
  IOS Capital                             Monthly        $  1,395.65             10/23/00, 10/15/00            1        $   1,395.65
Neopost                                   Monthly        $    858.80            9/29/2000, 10/10/00           None      $         --
Neopost                                   Quarterly      $    167.07                12/24/2000                None      $         --
Pitney Bowes Credit Corp.                 Monthly        $  4,810.67         10/10/00, 10/20/00, 10/1/00      None      $         --
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15            12/10/00, 11/10/00            None      $         --
Sharp Electronics Credit Co.              Monthly        $    699.04                10/01/2000                None      $         --
Stringer business Systems Inc.            Monthly        $  2,163.51*               10/01/2000                None      $         --
                                                                             10/24/00, 10/6/00, 10/11/00
Toshiba America Information Sys.          Monthly        $  8,170.39              10/1/00, 10/18/00            1        $   5,601.48
Kilroy Realty Corp.                       Monthly        $153,583.82                10/01/2000                None      $         --
Tiger Ventura County /
  c/o Sares-Regis Group                   Monthly        $ 16,795.17                10/01/2000                 1        $  16,795.17
Equity Office Properties
  (Chicago, IL)                           Monthly        $ 20,026.42                10/01/2000                 1        $  20,026.42
Berniston Tower, Inc. /
  PM Realty Advisor                       Monthly        $  5,343.67                10/01/2000                 1        $   5,343.67
Trizec Kahn Properties                    Monthly        $226,076.40                10/01/2000                None      $         --
Bettman Real Estate Management            Monthly        $  1,932.33                10/01/2000             See Note A
MCLT LDB-7 Landmark Square                Monthly        $  1,024.85                10/01/2000                 1        $   1,024.85
Insignia ESG Inc. - Biltmore Co.          Monthly        $ 12,437.51                10/01/2000                 1        $  12,437.51
Equity Office Properties (Texas)          Monthly        $  3,942.39                10/01/2000                 1        $   3,942.39
------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month.

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $  206,798.28             10/01/2000                 None      $         --
Dell Financial Services                   Monthly            52,321.29             10/15/2000                   1       $   5,326.13
Principal Management Corporation /
  GCI CAPITAL, INC.                       Monthly            30,827.28             10/01/2000                 None      $         --
Mack Cali Realty /
  500 Columbia Tpk Assoc., LLC            Monthly             9,245.77             10/01/2000                   1       $   9,245.77
Transwestern CG Partner LLP /
  c/o Transwestern Property Co.           Monthly             5,908.75             10/01/2000                   1       $   5,908.75
SP Environmental Systems /
  Union Pacific Railroad Co.              Monthly            12,465.16             10/01/2000                   1       $  12,465.16
Kaiser-Francis Oil Company /
  c/o Realty Operating Company            Monthly             3,778.00             10/01/2000                   1       $   3,778.00
Zodiac Development                        Monthly             9,454.31             10/01/2000                   1       $   9,454.31
Koger Realty Services Inc.
  (Brentwood, TN)                         Monthly             2,418.60             10/01/2000              See Note A
Koger Realty Services Inc.
  (San Diego, CA)                         Monthly            26,600.89             10/01/2000                   1       $  26,600.89
Prospect Park 29 NTL Income Realty /
  c/o PCS Realty Advisors                 Monthly            65,255.36             10/01/2000                 None      $         --
Colonial Property Trust                   Monthly             5,433.98             10/01/2000              See Note A
Fults Realty Corporation                  Monthly            15,362.95             10/01/2000              See Note A
Woodland III Holding, LLC /
  c/o Wasatch Property Management         Monthly            12,940.15             10/01/2000              See Note A

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 6
Insurance Coverage - 5
As of September 30, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp. Date       Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis I                   Statutory   12-Jul-01      12-Jul-01
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis I                   Statutory   12-Jul-01      12-Jul-01
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis I                   Statutory   01-Jun-01      30-Sep-00
Colorado       Pinnacol Assurance       Di Buduo & De Fendis I                   Statutory   01-Jun-01      01-Jun-01
Florida        Florida W/C Joint
                Underwriting
                Association, Inc.       Di Buduo & De Fendis I                   Statutory   09-Jun-01      30-Sep-00
Georgia        Liberty Mutual Group     Di Buduo & De Fendis I                   Statutory   12-Jul-01      12-Jul-01
Illinois       Liberty Mutual Group     Di Buduo & De Fendis I                   Statutory   12-Jul-01      12-Jul-01
Indiana        Liberty Mutual Group     Di Buduo & De Fendis I                   Statutory   13-Jul-01      13-Jul-01
Kansas         Travelers Insurance      Di Buduo & De Fendis I                   Statutory   11-Aug-01      11-Aug-01
                Company
Louisiana      Louisiana W/C
                Corporation             Di Buduo & De Fendis I                   Statutory   31-May-01      30-Sep-00
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis I                   Statutory   02-Jun-01      02-Jun-01
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis I                   Statutory   02-Jun-01      30-Sep-00
New Mexico     New Mexico Mutual
                Casualty Co.            Di Buduo & De Fendis I                   Statutory   03-Jun-01      30-Sep-00
New York       The State Insurance
                Fund (N.Y.)             Di Buduo & De Fendis I                   Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis I                   Statutory   01-Jul-01      01-Jul-01
Oregon         Liberty Northwest
                Insurance Corporation   Di Buduo & De Fendis I                   Statutory   01-Jul-01      30-Sep-00
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis I                   Statutory   03-Jun-01      03-Jun-01
Tennessee      The Cincinnati
                Insurance Companies     Di Buduo & De Fendis I                   Statutory   02-Jun-01      30-Sep-00
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis I                   Statutory   18-Jul-01      01-Jun-01
Utah           Workers' Compensation
                Fund of Utah            Di Buduo & De Fendis I                   Statutory   03-Jun-01      03-Jun-01
Wisconsin      Tri-State Insurance
                Company of Minnesota    Di Buduo & De Fendis I                   Statutory   03-Jun-01      03-Jun-01

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA and SNIS.

September 30, 2000                                                    Schedule E

                                                                                                           Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurrence   11/01/2000    10/01/2000
                                                                               $2 million aggregate        Renewed on 11/1/00
                                                                                                             thru 11/1/01
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Automobile
                                               Liability                      $1 million                   11/01/2000    10/01/2000
                                               Medical                        $5,000                       Renewed on 11/1/00
                                                                                                             thru 11/1/01
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                       $5,000,000                   05/01/2003    05/01/2003
                                               Lloyd's of London              $5,000,000 xs $5,000,000
                                               Gulf Insurance Company         $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity       $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity         $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability     $1 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability             $5 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella             $20 million per occurrence   11/01/2000    10/01/2000
                                                                              $20 million aggregate        Renewed on 11/1/00
                                                                                                             thru 11/1/01

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                $10 million per occurrence   11/01/2000    10/01/2000
                                                                              $10 million aggregate        Renewed on 11/1/00
                                                                                                             thru 11/1/01

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition         $10 million per occurrence   01/22/2001    01/22/2001
                                                                              $10 million aggregate
                                                                              *$25,000 deductible, minimum and 5% of
                                                                               total insurable property

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition Excess  $10 million                  01/22/2001    01/22/2001

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy (Life/Travel)   $1 million to $3 million     01/15/2001    01/15/2001
                                                                              (depends on rank of
                                                                              officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/2004    12/10/2004
                                              BIG companies only/acts b/f     & in the aggregate
                                              12-10-99
                                              * $500,000 deductible

SNIG only                 DiBudio & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/2000    12/10/2000
                                              SNIG companies only/acts b/f    & in the aggregate
                                              12-10-99

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 6
--------------------------------------------------------------------------------
                                                                Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Please See Attached
             Schedule F

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    09/30/2000     $250.00            $250.00                      $ 0.00                         $250.00 Note A

----------------------------------------------------------------------------------------------------------------

Note A - 3rd quarter trustee fee was paid on 11/4/00.


I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 12-1-00                    Signed: /s/ Alex Corbett
       ----------------                   -------------------------

SCHEDULE F
SEPTEMBER 30, 2000

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total*
----------------------------------------------------------------------------------------------------------------------
Quinn Emanuel Urquhart Oliver & Hedges LLP      Special Litigation Counsel                              $670,119
Riordan & McKenzie                              Corporate Counsel                                       $ 60,602 See Note A
Christopher M. Maisel                           Access Facilitator                                      $381,937
Paul, Weiss, Rifkind, Wharton & Garrison                                                                $ 62,562
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $224,351

----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00, with the exception of Quinn Emanuel which is through 10/31/00.

Note A - Fees have been paid through retainer, but have not been approved by the Bankruptcy Court.